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                                                                  EXHIBIT 10.132

                                                                  AMERICOLD LOAN


                               FIFTH AMENDMENT TO
                          CREDIT AND SECURITY AGREEMENT


         THIS FIFTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this "Amendment") is dated as of June 28, 2001 between CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Lender") and CRESCENT OPERATING, INC., a Delaware corporation (the "Borrower").

                                    RECITALS

         A. The parties executed that certain Credit and Security Agreement dated as of March 11, 1999 (the "Original Agreement").

         B. The parties executed that First Amendment to Credit and Security Agreement dated as of February 1, 2000, to defer the interest payments that would otherwise be due on the first Business Day of February, May, August and November 2000 until the first Business Day of February 2001; the parties executed that Second Amendment to Credit and Security Agreement dated as of January 31, 2001, to defer until February 15, 2001, the interest payments that would otherwise be due on February 1, 2001; the parties executed that Third Amendment to Credit and Security Agreement dated as of February 15, 2001, to defer until March 5, 2001, the interest payments that would otherwise be due on February 15, 2001; and the parties executed that Fourth Amendment to Credit and Security Agreement dated as of March 5, 2001, to defer until April 20, 2001, the interest payments that would otherwise be due on March 5, 2001. The Original Agreement, as amended by that First Amendment, that Second Amendment, that Third Amendment, and that Fourth Amendment, is called the "Amended Original Agreement." All capitalized terms not otherwise defined in this Amendment will have the same meaning as described in the Amended Original Agreement.

         C. The parties wish to further defer the aforementioned payments until the earlier to occur of (i) October 31, 2001 and (ii) the closing of the transaction (the "Transaction") between Lender and Borrower pursuant to which Lender proposed to purchase certain assets of Borrower, as evidenced by the Agreement for the Purchase and Sale of Assets and Stock, dated as of June 28, 2001, by and among Lender, Borrower and certain of Borrower's affiliates.

         D. The parties wish to cease the accrual of interest payable pursuant to the Amended Original Agreement as of May 1, 2001.

         In consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties where hereby agree as follows:

         1. Section 2.3. Section 2.3(c) of the Amended Original Agreement is hereby amended by the addition of the following sentences to the end thereof:



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                                                                  AMERICOLD LOAN


         Notwithstanding the foregoing, the Borrower and the Lender hereby agree that the interest that would otherwise be due on the First Business Day of February, May, August and November 2000 and on February 1, 2001 and May 1, 2001 shall be deferred until, and shall be due on, the earlier to occur of (i) October 31, 2001 and (ii) the closing of the Transaction. The Borrower and the Lender hereby further agree that interest shall cease to accrue as of May 1, 2001.

         2. Reminder of Amended Original Agreement. Except as amended hereby, the Amended Original Agreement shall continue in full force and effect in the form that was effective immediately before the execution of this Amendment.

         3. Consummation of the Transaction. The terms of this Amendment shall be subject to consummation of the Transaction on or before October 31, 2001. If the Transaction shall not be consummated by October 31, 2001, the terms of this Amendment shall be null and void and of no further consequence. In such event, all interest that would have accrued under the Amended Original Agreement shall be deemed to have continued to accrue from and after April 30, 2001, and all such interest plus all interest deferred pursuant to this Amendment shall immediately become due and payable in full.

         4. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same document.

         5. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

         6. Governing Law and Severability. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law.

         7. No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lender under the Original Agreement or the Amended Original Agreement, nor constitute a waiver of any provision of the Original Agreement or the Amended Original Agreement.



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                                                                  AMERICOLD LOAN


         IN WITNESS WHEREOF, the parties below have executed this Amendment effective as of the date first written above.



                                       CRESCENT OPERATING, INC.

                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------



                                       CRESCENT REAL ESTATE EQUITIES
                                       LIMITED PARTNERSHIP

                                       By: Crescent Real Estate Equities, Ltd.,
                                           its general partner

                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

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